Exhibit 10.3

CALUMET SPECIALITY PRODUCTS PARTNERS, L.P.
CONTRIBUTION, CONVEYANCE AND ASSUMPTION
AGREEMENT

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT
     This Contribution, Conveyance and Assumption Agreement, dated as of January [ ], 2006, is entered into by and among F. WILLIAM GRUBE, an individual (“Grube”), JANET KRAMPE GRUBE, an individual (“Grube Wife”), JANET KRAMPE GRUBE GRANTOR RETAINED ANNUITY TRUST DATED JANUARY 31, 2002, an [Indiana] trust (“Grube Trust I”), JANET KRAMPE GRUBE GRANTOR RETAINED ANNUITY TRUST DATED MARCH 18, 2004, an [Indiana] trust (“Grube Trust II”), FRED M. FEHSENFELD, JR., an individual (“Fehsenfeld, Jr.”), MILDRED L. FEHSENFELD IRREVOCABLE INTERVIVOS TRUST FOR THE BENEFIT OF FRED MEHLERT FEHSENFELD, JR. AND HIS ISSUE, an [Indiana] trust (“Fehsenfeld Trust I”), MAGGIE FEHSENFELD TRUST NUMBER 106 FOR THE BENEFIT OF FRED MEHLERT FEHSENFELD, JR. AND HIS ISSUE, an [Indiana] trust (“Fehsenfeld Trust II”), CALUMET INCORPORATED, an Indiana corporation (“Calumet Inc.”), [ASPHALT MATERIALS, INC., an [Indiana] corporation (“Asphalt”),] THE HERITAGE GROUP, an Indiana general partnership (“THG”), CALUMET GP, LLC, a Delaware limited liability company (“GP LLC”), CALUMET SPECIALTY PRODUCTS PARTNERS, L.P., a Delaware limited partnership (“MLP”), CALUMET OPERATING, LLC, a Delaware limited liability company (“OLLC”), CALUMET LUBRICANT PARTNERS CO., LIMITED PARTNERSHIP, an Indiana limited partnership (“Calumet LP”), CALUMET SALES COMPANY INCORPORATED, a Delaware corporation (“Reseller”), CALUMET HOLDING, LLC, a Delaware limited liability company (“Holding”), CALUMET PENNSYLVANIA, LLC, a Delaware limited liability company (“Calumet PA”), and CALUMET LP GP, LLC, a Delaware limited liability company (“LP GP”), and. The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.” Capitalized terms used herein shall have the meanings assigned to such terms in Section 1.1.
RECITALS:
     WHEREAS, THG, Calumet Inc., Grube, Fehsenfeld, Jr., Fehsenfeld Trust I, Fehsenfeld Trust II and GP LLC have formed MLP pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) for the purpose of engaging in any business activity that is approved by GP LLC and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware LP Act.
     WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, each of the following actions have been taken prior to the date hereof:
     1. THG, Fehsenfeld, Jr. and Grube (collectively, the “Old GP Owners”) formed GP LLC, under the terms of the Delaware Limited Liability Company Act (the “Delaware LLC Act”), to which (i) THG contributed $510.00 in exchange for a 51% member interest in GP LLC, (ii) Fehsenfeld, Jr. contributed $190.00 in exchange for a 19% member interest in GP LLC, and (iii) Grube contributed $300.00 in exchange for a 30% member interest in GP LLC.

     2. THG, Calumet Inc., Grube, Fehsenfeld, Jr., Fehsenfeld Trust I, Fehsenfeld Trust II and GP LLC formed MLP (collectively, the “Old MLP Owners”), under the terms of the Delaware LP Act, to which (i) THG contributed $555.66 in exchange for a 55.57% limited partner interest in MLP, (ii) Calumet Inc. contributed $98.00 in exchange for a 9.80% limited partner interest in MLP, (iii) Grube contributed $203.84 in exchange for a 20.38% limited partner interest in MLP, (iv) Fehsenfeld, Jr. contributed $24.50 in exchange for a 2.45% limited partner interest in MLP, (v) Fehsenfeld Trust I contributed $49.00 in exchange for a 4.90% limited partner interest in MLP, (vi) Fehsenfeld Trust II contributed $49.00 in exchange for a 4.90% limited partner interest in MLP, and (vii) THG (on behalf of GP LLC) contributed $20.00 in exchange for a 2% general partner interest in MLP.
     3. MLP formed OLLC, under the terms of the Delaware LLC Act, and contributed $1,000 to OLLC in exchange for all of the member interests in OLLC.
     4. Calumet LP formed Reseller, under the terms of the Delaware General Corporations Law (the “DGCL”), and contributed $1,000 to Reseller in exchange for all of the common stock of Reseller.
     5. Calumet Inc. formed LP GP, under the terms of the Delaware LLC Act, and contributed $1,000 to LP GP in exchange for all of the member interests in LP GP.
     6. Calumet LP formed Calumet PA, under the terms of the Delaware LLC Act, and contributed $1,000 to Calumet PA in exchange for all of the member interests in Calumet PA.
     7. Calumet LP formed Holding, under the terms of the Delaware LLC Act, and contributed $1,000 to Holding in exchange for all of the member interests in Holding.
     8. Calumet LP entered into the Term Loan Facility and the Revolving Credit Facility and borrowed $225,000,000 under the Term Loan Facility and $78,300,000 under the Revolving Credit Facility and retired and repaid all amounts outstanding under the Old Credit Facility and the Old Notes.
     9. Calumet LP contributed $[ ] of the amount it borrowed under the Revolving Credit Facility to Calumet Shreveport, LLC (“Shreveport”) as a capital contribution (the “Shreveport Contribution”).
     10. Shreveport used the Shreveport Contribution to retire and repay all of its outstanding indebtedness under the Shreveport Term Loan Facility and the Shreveport Revolving Credit Facility.
     WHEREAS, concurrently with the consummation of the transactions contemplated hereby, each of the following shall occur:
     1. Calumet LP will convey all of its right, title and interest in the Non-MLP Assets to Calumet PA as a capital contribution.

     2. Calumet LP will convey all of its right, title and interest in the Non-Qualifying Income Assets to Reseller as a capital contribution.
     3. Calumet LP will convey all of its member interest in each of (i) Calumet PA (the “Calumet PA Interest”) and (ii) Calumet Shreveport Packaging, LLC, an Indiana limited liability company (“Shreveport Packaging”), (the “Shreveport Packaging Interest”) to Holding as a capital contribution.
     4. Calumet LP will distribute all of its member interest in Holding (the “Holding Interest”) to Grube Wife, Grube Trust I, Grube Trust II, Fehsenfeld, Jr., Fehsenfeld Trust I, Fehsenfeld Trust II, Calumet Inc. and THG (collectively, the “Calumet Owners”) as follows:
(a)	Grube Wife will receive a 0.197% interest in the Holding Interest;

(b)	Grube Trust I will receive a 18.105% interest in the Holding Interest;

(c)	Grube Trust II will receive a 2.498% interest in the Holding Interest;

(d)	Fehsenfeld, Jr. will receive a 2.5% interest in the Holding Interest;

(e)	Fehsenfeld Trust I will receive a 5.0% interest in the Holding Interest;

(f)	Fehsenfeld Trust II will receive a 5.0% interest in the Holding Interest;

(g)	Calumet Inc. will receive a 10.0% interest in the Holding Interest; and

(h)	THG will receive a 56.7% interest in the Holding Interest.
     5. Calumet Inc. will convey its general partner interest in Calumet LP (the “Calumet LP GP Interest”) to Calumet LP GP as a capital contribution.
     6. Grube Trust I, Fehsenfeld Trust I, Fehsenfeld Trust II and THG (collectively, the “New GP Owners”) will convey a limited partner interest in Calumet LP with an aggregate value equal to 2% of the equity value of MLP at the closing of the transactions contemplated by this Agreement (the “Interest”) to GP LLC as a capital contribution (of which 32.4% of such Interest shall be contributed by Grube Trust I, 6.25% of such Interest shall be contributed by Fehsenfeld Trust I, 6.25% of such Interest shall be contributed by Fehsenfeld Trust II and 55.1% of such Interest shall be contributed by THG).
     7. Fehsenfeld Trust I and Fehsenfeld Trust II will each contribute $[445,006.50], respectively in cash to GP LLC as a capital contribution in exchange for an additional [          ]% and [          ]% member interest in GP LLC, respectively.
     8. GP LLC will convey the Interest to MLP in exchange for (a) [          ] General Partner Units, which represents a continuation of its 2% general partner interest in MLP, and (b) the issuance of the IDRs.

     9. In connection with MLP’s initial public offering (the “Offering”), Messrs. Fred M. Fehsenfeld Sr., Mac Fehsenfeld and Frank B. Fehsenfeld will contribute $[15,000,000] in cash to MLP in exchange for [          ] Common Units (representing a price per Common Unit of $[          ]) representing a [          ]% interest in MLP.
     10. The Calumet Owners (other than Calumet Inc.) will convey their remaining limited partner interests in Calumet LP to MLP in exchange for (a) [          ] Common Units representing a [          ]% limited partner interest in MLP, of which (i) Grube Wife will receive [          ] Common Units, (ii) Grube Trust I will receive [          ] Common Units, (iii) Grube Trust II will receive [          ] Common Units, (iv) Fehsenfeld, Jr. will receive [          ] Common Units, (v) Fehsenfeld Trust I will receive [          ] Common Units, (vi) Fehsenfeld Trust II will receive [          ] Common Units and (vii) THG will receive [          ] Common Units, and (b) [          ] Subordinated Units representing a [          ]% limited partner interest in MLP, of which (i) Grube Wife will receive [          ] Subordinated Units, (ii) Grube Trust I will receive [          ] Subordinated Units, (iii) Grube Trust II will receive [          ] Subordinated Units, (iv) Fehsenfeld, Jr. will receive [          ] Subordinated Units, (v) Fehsenfeld Trust I will receive [          ] Subordinated Units, (vi) Fehsenfeld Trust II will receive [          ] Subordinated Units, (vii) THG will receive [          ] Subordinated Units.
     11. Calumet Inc. will convey its member interest in Calumet LP GP to MLP in exchange for (a) [          ] Common Units representing a [          ]% limited partner interest in MLP and (b) [          ] Subordinated Units representing a [          ]% limited partner interest in MLP.
     12. In connection with the Offering, the public, through the Underwriters, will contribute $[          ] in cash to MLP, less the Underwriters’ discount of $[          ], in exchange for [          ] Common Units representing a [          ]% limited partner interest in MLP.
     13. MLP will (a) pay or cause to be paid approximately $[4,000,000] of offering expenses (excluding the Underwriters’ discount) in connection with the Offering of the Common Units and (b) contribute its remaining cash of approximately $[          ] to Calumet LP as a capital contribution (of which 10% of such contribution will be made to Calumet LP on behalf of Calumet LP GP).
     14. MLP will convey its limited partner interest in Calumet LP and its member interest in Calumet LP GP to OLLC as a capital contribution.
     15. Calumet LP will repay approximately (a) $[          ] of outstanding indebtedness under the Term Loan Facility and (b) $[          ] of outstanding indebtedness under the Revolving Credit Facility.
     16. To the extent the Underwriters exercise their over-allotment option to purchase up to [          ] Common Units (the “Over-Allotment Option”), MLP will use the net proceeds to repay approximately $[          ] of additional outstanding indebtedness under the Term Loan Facility.

     17. The organizational documents of the Parties will be amended and restated as necessary to reflect the applicable matters set forth above and as contained in this Agreement.
     18. The interests of the Old MLP Owners shall be redeemed and the initial capital contributions of the Old MLP owners shall thereupon be refunded in proportion to their initial capital contributions and ninety-eight percent of any interest or other profit that may have resulted from the investment or other use of such initial capital contributions shall be allocated and distributed to the Old MLP Owners, and the balance thereof shall be allocated and distributed to GP LLC.
     19. The interests of the Old GP Owners shall be redeemed and the initial capital contributions of the Old GP owners shall thereupon be refunded in proportion to their initial capital contributions and any interest or other profit that may have resulted from the investment or other use of such initial capital contributions shall be allocated and distributed to the Old GP Owners.
     NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.1 Terms. The following defined terms shall have the meanings given below:
     “Agreement” means this Contribution, Conveyance and Assumption Agreement.
     “Code” means Internal Revenue Code of 1986, as amended.
     “Common Units” has the meaning as set forth in the Partnership Agreement.
     “Effective Time” means 12:01 a.m. Eastern Standard Time on January [ ], 2006.
     “General Partner Units” has the meaning as set forth in the Partnership Agreement.
     “IDR” has the same meaning as “Incentive Distribution Right” as set forth in the Partnership Agreement.
     “MLP” has the meaning as set forth in the opening paragraph of this Agreement.
     “MLP Agreement” means the First Amended and Restated Agreement of Limited Partnership of MLP, as it may be amended, supplemented or restated from time to time.
     “Non-MLP Assets” means those assets set forth on Schedule A.

     “Non-MLP Liabilities” means all liabilities arising out of or related to the ownership of the Non-MLP Assets to the extent arising or accruing on and after the Effective Time, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of Calumet LP or its affiliates.
     “Non-Qualifying Income Assets” means those assets set forth on Schedule B and such other assets that do not generate “qualifying income” as defined in Section 7704 of the Code.
     “Non-Qualifying Income Liabilities” means all liabilities arising out of or related to the ownership of the Non-Qualifying Income Assets to the extent arising or accruing on and after the Effective Time, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of Calumet LP or its affiliates.
     “Old Credit Facility” means that $180,000,000 [Amended and Restated] Term Loan Agreement dated as of June 30, 2005 by and among Calumet LP, as Borrower, and THG, as Lender.
     “Old Notes” means the $11,400,000 million in outstanding notes issued to The Heritage Group by Calumet LP.
     “Partnership Group” means the MLP and any Subsidiary.
     “Revolving Credit Facility” means that $225,000,000 Revolving Credit Agreement dated as of December 9, 2005, by among Calumet LP, as Borrower, Shreveport, Calumet Shreveport Lubricants & Waxes, LLC, an Indiana limited liability company (“Shreveport L&W”), and Calumet Shreveport Fuels, LLC, an Indiana limited liability company (“Shreveport Fuels”), as Guarantors, Bank of America, N.A., as Administrative Agent and Lender, and the other Lenders party thereto.
     “Registration Statement” means the registration statement on Form S-1 (Registration No. 333-128880) filed by MLP relating to the Offering.
     “Shreveport Term Loan Facility” means that $40,000,000 Term Loan Agreement dated as of [October 25, 2004], by and among Shreveport, as Borrower, Shreveport L&W and Shreveport Fuels, as Guarantors, and [Lehman Brothers Energy Fund] as Administrative Agent and Lender.
     “Shreveport Revolving Credit Facility” means that $125,000,000 Revolving Credit Agreement dated as of [October 25, 2004], by and among Shreveport, as Borrower, Shreveport L&W and Shreveport Fuels, as Guarantors, [LaSalle Business Credit] as Administrative Agent and Lender, and the others Lenders party thereto.
     “Subordinated Units” has the meaning as set forth in the MLP Agreement.
     “Subsidiary” shall have the meaning given to it in the MLP Agreement.

     “Term Loan Facility” means that $225,000,000 Term Loan Agreement dated as of December 9, 2005, by among Calumet LP, as Borrower, Shreveport, Shreveport L& W and Shreveport Fuels, as Guarantors, and Bank of America, N.A., as Administrative Agent and Lender.
     “Underwriters” means Goldman, Sachs & Co., Deutsche Banc Securities Inc. Raymond James & Associates, Inc. and Petrie Parkman & Co., Inc.
ARTICLE II
CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS
     Section 2.1 Contribution of Non-MLP Assets by Calumet LP to Calumet PA. Calumet LP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Calumet PA, its successors and assigns, for its and their own use forever, all of its right, title and interest in and to the Non-MLP Assets, and Calumet PA hereby accepts such assets as a contribution to the capital of Calumet PA.
TO HAVE AND TO HOLD the Non-MLP Assets unto Calumet PA, its successors and assigns, together with all and singular the rights and appurtenances thereto in any way belonging, subject, however, to the terms and conditions stated in this Agreement, forever.
     Section 2.2 Contribution of Non-Qualifying Income Assets by Calumet LP to Reseller. Calumet LP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Reseller, its successors and assigns, for its and their own use forever, all of its right, title and interest in and to the Non-Qualifying Income Assets, and Reseller hereby accepts such assets as a contribution to the capital of Reseller.
TO HAVE AND TO HOLD the Non-Qualifying Income Assets unto Reseller, its successors and assigns, together with all and singular the rights and appurtenances thereto in any way belonging, subject, however, to the terms and conditions stated in this Agreement, forever.
     Section 2.3 Contribution of Calumet PA Interest and Shreveport Interest by Calumet LP. Calumet LP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Holding, its successors and assigns, for its and their own use forever, all of its right title and interest in and to each of the (i) Calumet PA Interest and (ii) Shreveport Packaging Interest, and Holding hereby accepts such Calumet PA Interest and Shreveport Packaging Interest as a contributions to the capital of Holding.
     Section 2.4 Distribution of Holding Interest by Calumet LP. Calumet LP hereby distributes, grants, bargains, conveys, assigns, transfers, sets over and delivers all of its right, title and interest in and to (i) 0.197% of the Holding Interest to Grube Wife, (ii) 18.105% of the Holding Interest to Grube Trust I, (iii) 2.498% of the Holding Interest to Grube Trust II, (iv) 2.5% of the Holding Interest to Fehsenfeld, Jr., (v) 5.0% of the Holding Interest to Fehsenfeld Trust I, (vi) 5.0% of the Holding Interest to Fehsenfeld Trust II, (vii) 10.0% of the Holding Interest to Calumet Inc., (viii) 56.7% of the Holding Interest to THG, and each of Grube Wife, Grube Trust I, Grube Trust II, Fehsenfeld, Jr, Fehsenfeld Trust I, Fehsenfeld Trust II, Calumet

Inc. and THG hereby accepts its respective percentage of the Calumet PA Interest as a distribution.
     Section 2.5 Contribution of Calumet LP GP Interest by Calumet Inc. to Calumet LP GP. Calumet Inc. hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Calumet LP GP, its successors and assigns, for its and their own use forever, all of its right, title and interest in and to the Calumet LP GP Interest as a capital contribution, and Calumet LP GP hereby accepts the Calumet LP GP Interest as a contribution to the capital of Calumet LP GP.
     Section 2.6 Contribution of the Interest by New GP Owners to GP LLC. The New GP Owners hereby grant, contribute, bargain, convey, assign, transfer, set over and deliver to GP LLC, its successors and assigns, for its and their own use forever, the Interest as a capital contribution (of which 32.4% of such Interest shall be contributed by Grube Trust I, 6.25% of such Interest shall be contributed by Fehsenfeld Trust I, 6.25% of such Interest shall be contributed by Fehsenfeld Trust II and 55.1% of such Interest shall be contributed by THG)., and GP LLC hereby accepts the Interest as a contribution to the capital of GP LLC.
     Section 2.7 Contribution of Additional Cash by Fehsenfeld Trust I and Fehsenfeld Trust II to GP LLC. Fehsenfeld Trust I and Fehsenfeld Trust II hereby grant, contribute, bargain, convey, assign, transfer, set over and deliver to GP LLC, its successors and assigns, for its and their own use forever, $[445,006.50] and $[445,006.50], respectively as a capital contribution and to increases their respective interests in GP LLC to [          ]% and [          ]%, and GP LLC hereby accepts the cash consideration as a contribution to the capital of GP LLC.
     Section 2.8 Contribution of the Interest by GP LLC to MLP. GP LLC hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their own use forever, the Interest in exchange for (a) [          ] General Partner Units, which represent a continuation of its 2% general partner interest in MLP, and (b) the issuance of the IDRs, and MLP hereby accepts the Interest as a contribution to the capital of MLP.
     Section 2.9 Fehsenfeld Investors Cash Contribution. The Parties acknowledge an aggregate cash contribution by the Fehsenfeld Investors to MLP of $[15,000,000] in exchange for [          ] Common Units representing a [          ]% interest in MLP.
     Section 2.10 Contribution of Remaining Limited Partner Interests in Calumet LP by the Calumet Owners (other than Calumet Inc.) to MLP. The Calumet Owners (other than Calumet Inc.) hereby grant, contribute, bargain, convey, assign, transfer, set over and deliver to MLP, its successors and assigns, for its and their own use forever, all remaining limited partner interests in the Operating Subsidiaries in exchange for (a) [          ] Common Units representing a [          ]% limited partner interest in MLP, of which (i) Grube Wife will receive [          ] Common Units, (ii) Grube Trust I will receive [          ] Common Units, (iii) Grube Trust II will receive [          ] Common Units, (iv) Fehsenfeld, Jr. will receive [          ] Common Units, (v) Fehsenfeld Trust I will receive [          ] Common Units, (iv) Fehsenfeld Trust II will receive [          ] Common Units and (vii) THG will receive [          ] Common Units, and (b) [          ] Subordinated Units representing a [          ]% limited partner interest in MLP, of which (i) Grube Wife will receive [          ] Subordinated Units, (ii) Grube

Trust I will receive [          ] Subordinated Units, (iii) Grube Trust II will receive [          ] Subordinated Units, (iv) Fehsenfeld, Jr. will receive [          ] Subordinated Units, (v) [Fehsenfeld Trust I] will receive [          ] Subordinated Units, (vi) Fehsenfeld Trust II will receive [          ] Subordinated Units, (vii) THG will receive [          ] Subordinated Units, and MLP hereby accepts such limited partner interests in Calumet LP as a contribution to the capital of MLP.
     Section 2.11 Contribution of Interest in Calumet LP GP by Calumet Inc. to MLP Calumet. Inc. hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their own use forever, all its member interest in Calumet LP GP in exchange for (a) [          ] Common Units representing a [          ]% limited partner interest in MLP and (b) [          ] Subordinated Common Units representing a [          ]% limited partner interest in MLP, and MLP hereby accept such member interest as a contribution to the capital of MLP.
     Section 2.13 Public Cash Contribution. The Parties acknowledge a cash contribution by the public through the Underwriters to MLP of $[          ] ($[          ] after the Underwriters’ discount of $[          ]) in exchange for [          ] Common Units representing a [          ]% interest in MLP.
     Section 2.14 Payment of Transaction Expenses and Contribution of Remaining Proceeds by MLP. The Parties acknowledge (a) the payment by MLP, in connection with the transactions contemplated hereby, of transaction expenses in the amount of approximately $[4,000,000] (exclusive of the Underwriters’ discount) and (b) the contribution by MLP of approximately $[          ] to Calumet LP (of which 10% is deemed to be contributed on behalf of Calumet LP GP).
     Section 2.15 Contribution of Interests in Calumet LP and Calumet LP GP by MLP to OLLC. MLP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to OLLC, its successors and assigns, for its and their own use forever, all its limited partner interest in Calumet LP and all its member interest in Calumet LP GP, and OLLC hereby accepts such limited partner interest in Calumet LP and such member interest in Calumet LP GP as a contribution to the capital of OLLC.
     Section 2.16 Payment of Outstanding Indebtedness by Calumet LP. The parties acknowledge (a) the repayment by MLP of approximately $[          ] of outstanding indebtedness under the Term Loan Facility and (b) the repayment by MLP of approximately $[          ] of outstanding indebtedness under the Revolving Loan Facility.
     Section 2.17 Redemption of Old MLP Owners’ Interests in MLP. MLP (a) hereby redeems the interests of the Old MLP Owners and (b) hereby (i) refunds and distributes to the Old MLP Owners’ their respective proportionate initial capital contributions along with ninety-eight percent of any interest or other profit that resulted from the investment or other use of such initial capital contributions and (ii) refunds and distributes to GP LLC two percent of any interest or other profit that resulted from the investment or other use of the initial capital contributions.
     Section 2.18 Redemption of Old GP Owners’ Interests in MLP. GP LLC (a) hereby redeems the interests of the Old GP

Owners and (b) hereby refunds and distributes to the Old GP Owners’ their respective proportionate initial capital contributions along with any interest or other profit that resulted from the investment or other use of such initial capital contributions.
ARTICLE III
ASSUMPTIONS OF CERTAIN LIABILITIES
     Section 3.1 Assumption of Non-MLP Liabilities by Calumet PA. In connection with the contribution and transfer by Calumet LP of the Non-MLP Assets to Calumet PA, as set forth in Section 2.1 above, Calumet PA hereby assumes and agrees to duly and timely pay, perform and discharge the Non-MLP Liabilities, to the full extent that Calumet LP has been heretofore or would have been in the future obligated to pay, perform and discharge the Non-MLP Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Non-MLP Liabilities shall not (a) increase the obligation of Calumet PA with respect to the Non-MLP Liabilities beyond that of Calumet LP, (b) waive any valid defense that was available to Calumet LP with respect to the Non-MLP Liabilities or (c) enlarge any rights or remedies of any third party, if any, under any of the Non-MLP Liabilities.
     Section 3.2 Assumption of Non-Qualifying Income Liabilities by Reseller. In connection with the contribution and transfer by Calumet LP of the Non-Qualifying Income Assets to Reseller, as set forth in Section 2.2 above, Reseller hereby assumes and agrees to duly and timely pay, perform and discharge the Non-Qualifying Income Liabilities, to the full extent that Calumet LP has been heretofore or would have been in the future obligated to pay, perform and discharge the Non-Qualifying Income Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Non-Qualifying Income Liabilities shall not (a) increase the obligation of Reseller with respect to the Non-Qualifying Income Liabilities beyond that of Calumet LP, (b) waive any valid defense that was available to Calumet LP with respect to the Non-Qualifying Income Liabilities or (c) enlarge any rights or remedies of any third party, if any, under any of the Non-Qualifying Income Liabilities.
ARTICLE IV
ADDITIONAL TRANSACTIONS
     Section 4.1 Over-Allotment Option. The Parties acknowledge that in the event the Underwriters exercise their Over-Allotment Option, MLP shall use the net proceeds to repay approximately $[          ] of additional outstanding indebtedness under the Term Loan Facility..
ARTICLE V
TITLE MATTERS
     Section 5.1 Encumbrances.
     (a) Except to the extent provided in any other document executed in connection with this Agreement or the Offering, the contribution and conveyance (by operation of law or otherwise) of the of the various physical assets owned as reflected in this Agreement (collectively, the “Assets”) are made expressly subject to all recorded and unrecorded liens (other than consensual liens), encumbrances, agreements, defects, restrictions, adverse claims and all laws, rules, regulations, ordinances, judgments and orders of governmental authorities or tribunals having or asserting jurisdictions over the Assets and operations conducted thereon or in connection therewith, in each case to the extent the same are valid and enforceable and affect the Assets, including all matters that a current survey or visual inspection of the Assets would reflect.
     (b) To the extent that certain jurisdictions in which the Assets are located may require that documents be recorded in order to evidence the transfers of title reflected in this Agreement, then the provisions set forth in Section 5.1(a) immediately above shall also be applicable to the conveyances under such documents.
     Section 5.2 Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales Laws.
     (a) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING, THE PARTIES ACKNOWLEDGE AND AGREE THAT NONE OF THE PARTIES HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE ASSETS, INCLUDING THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE ASSETS GENERALLY OR INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE ASSETS, (B) THE INCOME TO BE DERIVED FROM THE ASSETS, (C) THE SUITABILITY OF THE ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE ASSETS. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING, THE PARTIES ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE RESPECTIVE ASSETS, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE RESPECTIVE ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OF THE PARTIES. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING, NONE OF THE PARTIES IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS

AGREEMENT OR THE OFFERING, EACH OF THE PARTIES ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE ASSETS AS PROVIDED FOR HEREIN IS MADE IN AN “AS IS”, “WHERE IS” CONDITION WITH ALL FAULTS, AND THE ASSETS ARE CONTRIBUTED AND CONVEYED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THIS SECTION SHALL SURVIVE SUCH CONTRIBUTION AND CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE PARTIES AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE, EXCEPT AS SET FORTH IN THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING.
     (b) The contributions of the Assets made under this Agreement are made with full rights of substitution and subrogation of the respective Parties receiving such contributions, and all persons claiming by, through and under such Parties, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of the Parties contributing the Assets, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Assets.
     (c) Each of the Parties agrees that the disclaimers contained in this Section 5.2 are “conspicuous” disclaimers. Any covenants implied by statute or law by the use of the words “grant,” “contribute,” “convey,” “bargain,” “assign,” “transfer,” “deliver,” “sell” or “set over” or any of them or any other words used in this Agreement are hereby expressly disclaimed, waived or negated.
     (d) Each of the Parties hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement.
ARTICLE VI
FURTHER ASSURANCES
     Section 6.1 Further Assurances. From time to time after the date hereof, and without any further consideration the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, or (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

     Section 6.2 Other Assurances. From time to time after the Effective Time, and without any further consideration, each of the Parties shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement. Without limiting the generality of the foregoing, the Parties acknowledge that the parties have used their good faith efforts to attempt to identify all of the assets being contributed to the MLP or its subsidiaries as required in connection with the Offering. However, due to the age of some of those assets and the difficulties in locating appropriate data with respect to some of the assets it is possible that assets intended to be contributed to the MLP or its subsidiaries were not identified and therefore are not included in the assets contributed to the MLP or its subsidiaries. It is the express intent of the Parties that the MLP or its subsidiaries own all assets necessary to operate the assets that are identified in this Agreement and in the Registration Statement. To the extent any assets were not identified but are necessary to the operation of assets that were identified, then the intent of the Parties is that all such unidentified assets are intended to be conveyed to the appropriate members of the Partnership Group. To the extent such assets are identified at a later date, the Parties shall take the appropriate actions required in order to convey all such assets to the appropriate member of the Partnership Group. Likewise, to the extent that assets are identified at a later date that were not intended by the parties to be conveyed as reflected in the Registration Statement, the Parties shall take the appropriate actions required in order to convey all such assets to the appropriate party.
ARTICLE VII
EFFECTIVE TIME
     Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of Article II or Article III of this Agreement shall be operative or have any effect until the Effective Time, at which time all the provisions of Article II or Article III of this Agreement shall be effective and operative in accordance with Article VIII, without further action by any Party.
ARTICLE VIII
MISCELLANEOUS
     Section 8.1 Order of Completion of Transactions. The transactions provided for in Article II of this Agreement shall be completed immediately following the Effective Time in the order set forth in Article II of this Agreement. The transactions provided for in Article III of this Agreement shall be completed simultaneously with the transactions provided for in Article II of this Agreement. The transactions provided for in Article IV of this Agreement shall be completed after those provided for in Article II and Article III of this Agreement.
     Section 8.2 Costs. Except for the transaction expenses set forth in Section 2.14, OLLC shall pay all expenses, fees and costs, including sales, use and similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed and conveyance taxes and fees required in connection therewith. In addition, OLLC shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys’ fees) incurred in connection with the implementation of any conveyance or delivery pursuant to Article VI of this Agreement.
     Section 8.3 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement. All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement, respectively. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The terms “include,” “includes,” “including” or words of like import shall be deemed to be followed by the words “without limitation.”
     Section 8.4 Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.
     Section 8.5 No Third Party Rights. The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.
     Section 8.6 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the Parties.
     Section 8.7 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the [State of Indiana] applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof.
     Section 8.8 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.
     Section 8.9 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties.
     Section 8.10 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to its subject matter. This document and such instruments contain the entire understanding of the Parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties after the date of this Agreement.
     Section 8.11 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first written above.

F. WILLIAM GRUBE

JANET KRAMPE GRUBE

JANET KRAMPE GRUBE GRANTOR RETAINED ANNUITY TRUST DATED JANUARY 31, 2002
By:
[Name]
[Title]

JANET KRAMPE GRUBE GRANTOR RETAINED ANNUITY TRUST DATED MARCH 18, 2004
By:
[Name]
[Title]

FRED M. FEHSENFELD, JR.

MILDRED L. FEHSENFELD IRREVOCABLE INTERVIVOS TRUST FOR THE BENEFIT OF FRED MEHLERT FEHSENFELD, JR. AND HIS ISSUE
By:
[Name]
[Title]

Calumet Specialty Products Partners, L.P.
Contribution, Conveyance and Assumption Agreement
Signature Page

MAGGIE FEHSENFELD TRUST NUMBER 106 FOR THE BENEFIT OF FRED MEHLERT FEHSENFELD, JR. AND HIS ISSUE
By:
[Name]
[Title]

THE HERITAGE GROUP
By:
[Name]
[Title]

CALUMET INC.
By:
[Name]
[Title]

CALUMET GP, LLC
By:	Calumet Operating, LLC, its sole member

By:
[Name]
[Title]

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
By:	Calumet GP, LLC, its general partner

By:
[Name]
[Title]

Calumet Specialty Products Partners, L.P.
Contribution, Conveyance and Assumption Agreement
Signature Page

CALUMET OPERATING, LLC
By:
[Name]
[Title]

CALUMET LP GP, LLC
By:	Calumet Operating, LLC, its sole member

By:

[Name] [Title]

CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP
By:	Calumet LP GP, LLC, its general partner

By:	Calumet Operating, LLC, its sole member

By:
[Name]
[Title]

CALUMET SALES COMPANY INCORPORATED
By:
[Name]
[Title]

Calumet Specialty Products Partners, L.P.
Contribution, Conveyance and Assumption Agreement
Signature Page

CALUMET PENNSYLVANIA, LLC
By:
[Name]
[Title]

CALUMET HOLDING, LLC
By:
[Name]
[Title]

Calumet Specialty Products Partners, L.P.
Contribution, Conveyance and Assumption Agreement
Signature Page

SCHEDULE A
[Schedule of Non-MLP Assets — to come]

[SCHEDULE B]
[Schedule of Non-Qualifying Income Assets — to come]